UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2024

TUCOWS INC
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Explanatory Note

Tucows Inc. is filing this Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) as an amendment to the Form 8-K of Tucows Inc., dated June 21, 2024 (the “Original Form 8-K”). The sole purpose of this Form 8-K/A is to update the share vote numbers to numbers rounded down to the nearest whole numbers from the fractional share vote numbers filed in the Original Form 8-K in the table under 1. Election of Directors and in the table under 2. Ratification of Appointment of Independent Auditors. No other changes were made to the Original Form 8-K.

Item 5.07.               Submission of Matters to a Vote of Security Holders.

Tucows Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 20, 2024. The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on May 10, 2024, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1. Election of Directors

The Company’s shareholders voted upon and elected the following nominees to serve on the Company’s Board of Directors for a term of one year expiring at the 2024 Annual Meeting of Shareholders.

Nominee for Director	Votes For	Authority Withheld
Erez Gissin	6,612,130	1,376,168
Elliot Noss	7,033,870	954,428
Jeffery Schwartz	6,601,135	1,387,163
Allen Karp	6,015,041	1,973,257
Robin Chase	6,103,774	1,884,524
Marlene Carl	7,660,135	328,163
Lee Matheson	7,123,922	864,376
Gigi Sohn	6,202,463	1,785,835

There were 284,806.00 broker non-votes with respect to the election of directors.

2. Ratification of Appointment of Independent Auditors

The Company’s shareholders voted upon and ratified the appointment of Deloitte LLP as the independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2024

For	Against	Abstain
8,264,093	3,165	5,846

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Davinder Singh
Davinder Singh Chief Financial Officer
Dated: June 21, 2024